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                    [LOGO FOR EXCELSIOR FUNDS APPEARS HERE]



                        International Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 1999

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

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKET REVIEW..............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    4
 Pacific/Asia Fund........................................................    5
 Pan European Fund........................................................    6
 Latin America Fund.......................................................    7
 Emerging Markets Fund....................................................    8
STATEMENTS OF ASSETS AND LIABILITIES......................................    9
STATEMENTS OF OPERATIONS..................................................   10
STATEMENTS OF CHANGES IN NET ASSETS.......................................   11
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   12
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   14
 Pacific/Asia Fund........................................................   17
 Pan European Fund........................................................   19
 Latin America Fund.......................................................   21
 Emerging Markets Fund....................................................   23
NOTES TO FINANCIAL STATEMENTS.............................................   26
INDEPENDENT AUDITORS' REPORT..............................................   33
FEDERAL TAX INFORMATION...................................................   34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for the Excelsior Funds. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

  Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong-- though narrowly focused--domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty-- regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy--created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

  On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies--and widespread investor concerns about them--have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

  The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

  I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                 ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW

-------------------------------------------------------------------------------

  Ignited by economic crisis in Asia, conditions were markedly challenging for international equities in general through much of the first half of the past fiscal year ended March 31, 1999. The third fiscal quarter did see substantial recovery from many markets, but this proved short lived in many instances as performances diverged in the final quarter of the fiscal year.

  Europe: European equity markets endured a roller-coaster fiscal year. In the fiscal first quarter, European equity markets overall fell off considerably. Within the region, however, individual markets diverged. Core Europe showed the greatest strength. Russia, in particular, was weak and dragged down other East European markets with it. From an industry sector standpoint, the cyclical sectors proved strongest. After worsening further in the fiscal second quarter, the fiscal third quarter saw a positive shift in direction. Returns were helped by a weaker US dollar. Also, several peripheral European countries lowered rates, causing a surge in European equity markets. This didn't last, however, as markets languished during the fiscal fourth quarter due to deteriorating economic growth forecasts. Expectations for lower interest rates and the hostilities in Kosovo contributed to the Euro's unexpected decline. As a result, many of the final quarter's best-performing markets were outside the Euro zone (Turkey, Greece, Finland, Sweden). Of the major markets, the UK was the frontrunner. Despite the temporary slowness, we feel, the outlook for European equities remains bright. The recent interest-rate cut and increased spending from European leftist governments should fuel consumption growth, which should underpin economic expansion in the latter part of the year. We also expect to see continued high merger and acquisition activity in Europe, as companies adapt to the new reality of the single Euro market.

  Asia: Asian equity markets unraveled in the first fiscal quarter, particularly the emerging markets. After growing encouraged by government policy responses to the crisis, investors seemed to realize that some of the proposed fixes would probably not be sufficient, and even those that were would take time to have an impact. When the yen weakened further, a chill spread over the Asian markets, which continued on a downward and increasingly volatile path in the second fiscal quarter. In the fiscal third quarter, however, the Asian equity markets staged a substantial rebound. Gains were paced by the Japanese market, but even greater gains were reported in our areas of focus -- Singapore, Philippines, Korea and Thailand. Although strong performances continued in the final fiscal quarter, the markets were characterized by volatility and disparity of returns. The best-performing markets were: India, Japan, and Singapore with exceptionally poor performance from China and, to a lesser extent, Indonesia and Thailand. We feel the outlook is encouraging. We continue to witness a trend of strengthening economic numbers throughout Southeast Asia and a more determined approach to monetary easing by the Japanese government. Although there remains near-term risk in the macro situations in Japan and Hong Kong, we believe that most markets in Asia will reflect the strengthening economic situations that we envision throughout the new fiscal year.

  Latin America: Latin American markets endured a turbulent fiscal year, impacted by difficulties in international markets. Recovering somewhat in the fiscal third quarter, Latin American markets benefited from Brazil President Cardoso's re-election, the announcement of a fiscal adjustment program, and approval of an IMF-led financing package. However, Congressional defeat of one of the

                             EXCELSIOR FUNDS, INC.
           ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW (Continued)

-------------------------------------------------------------------------------

measures led to renewed skepticism, and Latin American markets sold-off in early December. In the fiscal fourth quarter, the Brazilian devaluation led to a deterioration in the macroeconomic outlook for the region, highlighted by a significant slowdown in GDP growth. However, we feel, signs of encouragement have surfaced in Brazil: i) the appointment of a new Central Bank president;
ii) a renewed agreement with the IMF; and iii) a more cooperative Congress has given fiscal policy a new air of credibility. This has led to a strengthening of the currency, a decline in interest rates, and a dampening of inflationary expectations. Looking ahead, we expect economic growth to slow throughout Latin America in calendar 1999, as i) commodity prices remain depressed, ii) interest rates remain high, and iii) corporations faced with a cash flow squeeze focus on cost cutting by lowering capital expenditure plans and laying-off personnel. Still, this slowdown is necessary, in our opinion, to reduce Latin America's financing needs in the face of less liquid international capital markets. Furthermore, the fiscal adjustment programs, while painful now, should establish a better foundation for future growth.

EXCELSIOR FUNDS, INC.                                        INTERNATIONAL FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of negative (3.18)%,* versus 6.03%** for the MSCI EAFE Index and 3.09%*** for the MSCI ACWI Free ex USA Index. During the first half of the fiscal year, the Fund's European holdings proved most resilient, though the portfolio's essential absence of deep cyclicals didn't help (this was intentional, as we are oriented more toward long-term sustainable growth and believe our approach will bring greater rewards over time). Our decision to hold nothing in Malaysia and Hong Kong proved correct. The Fund's Latin American holdings hurt performance in the period. Regarding portfolio activity, we continued to focus on domestic-oriented European companies. We also added cautiously to several of our Asian holdings with compelling valuations and growth rates. We did reduce some of the Fund's Latin American holdings. During the second half, the Fund benefited from its holdings in emerging markets in general, and from those in Southeast Asia in particular, but suffered from exposure to European cyclical companies. The Fund was also hurt by its exposure to small and medium sized companies, which generally underperformed larger companies in the period. At the end of the year the Fund held large stakes in France, the United Kingdom, and Japan and maintained a significant presence in the peripheral markets of Spain, Portugal, Ireland, and Italy.

                             [CHART APPEARS HERE]
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in International Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International EAFE (Europe, Australasia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International All Country World Index Free ex USA is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                         PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 5.14%* versus 8.36%** for the MSCI AC Pacific Index. Asian equity markets unraveled in the first fiscal quarter as investors seemed to realize that some of the proposed fixes to the region's economic crisis would probably not be sufficient, or at least have any immediate effect. The Fund's best-performing stocks came from Japan, and several of the Fund's Hong Kong holdings made positive contributions in the period. The Asian equity markets continued on a downward and increasingly volatile path in the second quarter. At that time, we began to feel that much of the market risk had been rung out of the stocks, and careful research began to yield, what we believe to be, excellent investment candidates at very cheap prices. Indeed, the Asian equity markets staged a substantial rebound in the third fiscal quarter. The Fund's strongest performances came from stocks in countries where we had seen a bottoming in the economies and some (albeit short) history of strengthening data. Improved performance continued through the fourth fiscal quarter, though the markets were characterized by volatility and disparity of returns. The Fund's performance continued to benefit from favorable individual stock selection as the top ten performing names came from companies in ten different industries and four different countries. Some of the best performance during the quarter came from a conscious effort to increase exposure to technology.

[CHART APPEARS HERE]
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in Pacific/Asia Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International All Country Asia Pacific Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 developed and emerging market Pacific Basin countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                         PAN EUROPEAN FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a negative total return of (8.84)%* versus positive 4.59%** for the MSCI Europe Index. European equity market conditions grew increasingly difficult in the first fiscal quarter. Strength in support services helped the Fund. The biggest factor affecting performance, however, was the Fund's intentional absence of deep cyclicals, which proved markedly strong in the period. In the second fiscal quarter conditions worsened. Areas of greatest weakness included the Fund's financial stocks as well as small emerging European holdings, which were badly hit despite solid fundamentals. Portfolio activity centered upon reducing holdings in global companies, particularly in the capital goods sector, and the U.K., which we expected to be first to head into recession, and increasing exposure to more defensive companies--those oriented more toward domestic European markets. The environment improved substantially in the third fiscal quarter although the Fund was slightly hampered due to its conservative positioning and the presence of some small and mid-cap holdings. Portfolio activity focused upon adding large-cap stocks well positioned for pan-European leadership. In the final quarter of the fiscal year, European markets languished. Many of the portfolio's best-performing names were located in the U.K. The Fund was also helped by oil companies as the oil price recovered. The Fund maintained a significant overweight in the peripheral European markets of Spain, Portugal, Ireland and Italy. We continue to believe that these markets will benefit from high economic growth as a result of the historically low (Euro zone) interest rates and unprecedented consolidation, merger and acquisition activity.

                             [CHART APPEARS HERE]
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Pan European Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                        LATIN AMERICA FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a negative total return of (47.19)%,* versus negative (26.91)%** for the MSCI EMF Latin American Index. Latin American markets overall had a challenging and volatile fiscal year. This was due in part to economic crises in Asia and Russia, but also due to concerns regarding Brazil and Latin American economic growth in general. The Fund's performance was similarly volatile, reflecting the nature of the markets. In the early part of the year, our overweight in Brazil hurt the Fund's performance; in particular, Telebras and Petrobras, then the Fund's two largest holdings, put in a weak showing. We also note the negative impact of the Fund's small and mid-cap stocks (approximately one third of the portfolio was invested in companies with a market cap of under $1 billion) as well as less liquid securities at a time of unprecedented investor preference for liquidity. In the fourth fiscal quarter, however, we repositioned the Fund. Market cap and liquidity became important criteria for stock selection. We focused on adding large-cap companies that we believe 1) enjoy balance sheet strength and generate free cash flow, and are therefore less reliant on external capital (Telmex, Cifra); 2) are undergoing cost-cutting and restructuring efforts, and are expected to experience earnings growth even in an environment of economic slowdown (Televisa); and 3) will benefit from a declining interest rate environment (Banacci, Unibanco). At the same time, we reduced the presence of small- and mid-cap companies from 33% of the Fund to 15%.

                             [CHART APPEARS HERE]
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Latin America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                     EMERGING MARKETS FUND
-------------------------------------------------------------------------------
For the twelve months ended March 31, 1999, the Fund recorded a negative total return of (41.21)%,* versus negative (20.94)%** for the MSCI EMF (Emerging Markets Free) Index. The past year was quite challenging for investors in emerging markets. For the year as a whole, the Fund's performance was negatively impacted by 1) a significant overweight position in Latin America, Brazil in particular; and 2) an underweight of Asia. Regarding portfolio activity, we increased the Fund's Asian exposure. We also reduced the Fund's weighting in Latin America, as well as its exposure to commodities suffering from depressed global demand -- focusing holdings on companies with healthy balance sheets and defensive characteristics. In the final two months of the year, the Fund did begin to see strong gains. At the same time, in order to control risk, the Fund was repositioned by closely monitoring deviation from index weights (regional and industry).

                             [CHART APPEARS HERE]
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Emerging Markets Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 1999

                                                             Pan          Latin       Emerging
                            International  Pacific/Asia    European      America       Markets
                                Fund           Fund          Fund          Fund         Fund
                            -------------  ------------  ------------  ------------  -----------
  ASSETS:
   Investments, at cost --
     see accompanying
    portfolios............  $167,153,521   $ 31,178,027  $131,610,843  $ 15,230,932  $ 6,145,785
                            ============   ============  ============  ============  ===========
   Investments, at value
    (Note 1)..............  $200,813,578   $ 31,864,721  $157,739,434  $ 13,609,589  $ 5,806,361
   Cash...................           --           1,284           --         23,751       55,490
   Dividends receivable...       336,046         46,904       205,883        97,597       40,043
   Interest receivable....         1,652          8,144         1,679         7,165           55
   Receivable for
    investments sold......       532,912        569,869     1,054,089       424,744       10,222
   Receivable for fund
    shares sold...........     1,524,027        413,035       846,795       101,110          --
   Withholding tax
    receivable............       110,313          1,509        94,376        38,112          --
   Prepaid expenses.......         4,431             54         4,060         1,310           71
   Receivable for
    Investment Advisory
    fees (Note 2).........           --             --            --            --         5,239
   Unamortized
    organization
    costs (Note 5)........           --             --            --            --        29,422
                            ------------   ------------  ------------  ------------  -----------
    Total Assets..........   203,322,959     32,905,520   159,946,316    14,303,378    5,946,903
  LIABILITIES:
   Payable for investments
    purchased.............           --       4,314,230           --         77,922      465,052
   Payable for fund shares
    redeemed..............       567,744        505,450     1,589,194         3,881       14,027
   Investment advisory
    fees payable
    (Note 2)..............       139,429         23,204       124,776        11,093          --
   Administration fees
    payable (Note 2)......        33,413          2,740        20,887         1,729          872
   Administration service
    fees payable
    (Note 2)..............        17,398          1,489         9,986           967          738
   Directors' fees payable
    (Note 2)..............         1,850            232         2,052           944           48
   Foreign taxes payable..         1,055          3,290           --            --         2,018
   Net unrealized
    depreciation on open
    forward foreign
    currency contracts....        93,737         28,751           --            --           --
   Due to custodian bank..       313,474            --        294,806           --           --
   Accrued expenses and
    other payables........        71,625         18,554        68,815        24,151       53,368
                            ------------   ------------  ------------  ------------  -----------
    Total Liabilities.....     1,239,725      4,897,940     2,110,516       120,687      536,123
                            ------------   ------------  ------------  ------------  -----------
  NET ASSETS..............  $202,083,234   $ 28,007,580  $157,835,800  $ 14,182,691  $ 5,410,780
                            ============   ============  ============  ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $   (753,831)  $   (634,725) $    (30,793) $    127,537  $       264
   Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    translations..........    (5,460,796)   (29,623,408)   10,461,469   (30,502,057)  (2,639,289)
   Unrealized appreciation
    (depreciation) of
    investments and
    foreign currency
    translations..........    33,558,671        649,796    26,120,287    (1,667,368)    (345,700)
   Par value (Note 4).....        16,138          4,237        12,737         2,975        1,340
   Paid-in capital in
    excess of par value...   174,723,052     57,611,680   121,272,100    46,221,604    8,394,165
                            ------------   ------------  ------------  ------------  -----------
  Total Net Assets........  $202,083,234   $ 28,007,580  $157,835,800  $ 14,182,691  $ 5,410,780
                            ============   ============  ============  ============  ===========
  Shares of Common Stock
   Outstanding (Note 4)...    16,138,039      4,236,710    12,737,232     2,974,617    1,339,742
  NET ASSET VALUE PER
   SHARE..................        $12.52          $6.61        $12.39         $4.77        $4.04
                                  ======          =====        ======         =====        =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 1999

                                                               Pan          Latin       Emerging
                               International Pacific/Asia    European      America       Markets
                                   Fund          Fund          Fund          Fund         Fund
                               ------------- ------------  ------------  ------------  -----------
  INVESTMENT INCOME:
   Dividend income...........   $ 2,839,594  $   432,218   $  2,888,313  $  1,296,206  $   195,659
   Interest income...........       738,231       50,223        373,134        62,905       37,513
   Less: Foreign taxes
    withheld.................      (299,613)     (45,247)      (308,683)      (42,169)     (21,754)
                                -----------  -----------   ------------  ------------  -----------
    Total Income.............     3,278,212      437,194      2,952,764     1,316,942      211,418
  EXPENSES:
   Investment advisory fees
    (Note 2).................     2,139,439      281,666      2,011,633       414,790       74,574
   Administration fees (Note
    2).......................       427,888       56,333        402,327        82,958       11,814
   Custodian fees............       321,080       42,250        302,747        65,562       17,195
   Administrative servicing
    fees (Note 2)............       204,157       26,565        147,344        42,137       11,666
   Shareholder servicing
    agent fees...............        53,854       31,527         58,916        42,532        7,360
   Legal and audit fees......        28,051        3,623         29,217         6,913          827
   Shareholder reports.......        23,982        3,049         24,428         7,193          634
   Registration and filing
    fees.....................        13,505       13,181         22,682        13,017       11,869
   Directors' fees and
    expenses (Note 2)........         8,690          425          8,142         2,313          231
   Foreign taxes expense.....           --           --             --            601           52
   Amortization of
    organization costs
    (Note 5).................           --           --             --            --         7,833
   Miscellaneous expenses....        24,035        3,142         13,997         6,543        2,083
                                -----------  -----------   ------------  ------------  -----------
    Total Expenses...........     3,244,681      461,761      3,021,433       684,559      146,138
   Fees waived by investment
    adviser and
    administrators (Note 2)..      (204,157)     (26,565)      (147,344)      (42,137)     (48,466)
                                -----------  -----------   ------------  ------------  -----------
    Net Expenses.............     3,040,524      435,196      2,874,089       642,422       97,672
                                -----------  -----------   ------------  ------------  -----------
  NET INVESTMENT INCOME......       237,688        1,998         78,675       674,520      113,746
                                -----------  -----------   ------------  ------------  -----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (Note 1):
   Net realized gain (loss):
    Security transactions....    (2,957,075) (13,314,225)    11,540,927   (30,367,846)  (2,639,289)
    Foreign currency
     transactions............      (585,382)      83,754        (44,863)     (116,510)     (29,567)
                                -----------  -----------   ------------  ------------  -----------
   Total net realized gain
    (loss)...................    (3,542,457) (13,230,471)    11,496,064   (30,484,356)  (2,668,856)
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................    (3,518,939)  11,212,302    (31,839,351)   (9,316,819)    (522,403)
                                -----------  -----------   ------------  ------------  -----------
  Net realized and unrealized
   loss on investments.......    (7,061,396)  (2,018,169)   (20,343,287)  (39,801,175)  (3,191,259)
                                -----------  -----------   ------------  ------------  -----------
  Net decrease in net assets
   resulting from operations.   $(6,823,708) $(2,016,171)  $(20,264,612) $(39,126,655) $(3,077,513)
                                ===========  ===========   ============  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                                               Pan          Latin       Emerging
                              International  Pacific/Asia    European      America       Markets
                                  Fund           Fund          Fund          Fund         Fund*
                              -------------  ------------  ------------  ------------  -----------
  Year Ended March 31, 1999
  Net investment income.....  $    237,688   $      1,998  $     78,675  $    674,520  $   113,746
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............    (3,542,457)   (13,230,471)   11,496,064   (30,484,356)  (2,668,856)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................    (3,518,939)    11,212,302   (31,839,351)   (9,316,819)    (522,403)
                              ------------   ------------  ------------  ------------  -----------
  Net decrease in net assets
   resulting from
   operations...............    (6,823,708)    (2,016,171)  (20,264,612)  (39,126,655)  (3,077,513)
  Distributions to
   shareholders:
   From net investment
    income..................      (453,377)      (474,648)          --       (877,729)    (112,687)
   In excess of net
    investment income.......      (753,831)      (634,725)          --            --           --
   From net realized gain on
    investments.............           --             --     (7,074,130)          --           --
   In excess of net realized
    gain on investments.....           --             --            --     (2,935,882)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....     5,225,113    (12,675,193)  (22,461,232)  (31,573,405)   2,065,530
                              ------------   ------------  ------------  ------------  -----------
  Net decrease in net
   assets...................    (2,805,803)   (15,800,737)  (49,799,974)  (74,513,671)  (1,124,670)
  NET ASSETS:
   Beginning of year........   204,889,037     43,808,317   207,635,774    88,696,362    6,535,450
                              ------------   ------------  ------------  ------------  -----------
   End of year (1)..........  $202,083,234   $ 28,007,580  $157,835,800  $ 14,182,691  $ 5,410,780
                              ============   ============  ============  ============  ===========
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $   (753,831)  $   (634,725) $    (30,793) $    127,537  $       264
                              ============   ============  ============  ============  ===========
  Year Ended March 31, 1998
  Net investment income
   (loss)...................  $    554,555   $    169,219  $   (212,099) $    846,205  $    22,888
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     2,174,617    (15,928,807)   11,703,939     9,051,792       (4,031)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................    27,209,443     (9,416,388)   44,555,016    (1,625,807)     176,703
                              ------------   ------------  ------------  ------------  -----------
  Net increase (decrease) in
   net assets resulting from
   operations...............    29,938,615    (25,175,976)   56,046,856     8,272,190      195,560
  Distributions to
   shareholders:
   From net investment
    income..................      (310,285)       (53,878)      (12,080)     (222,831)         --
   In excess of net
    investment income.......      (526,577)      (406,289)          --            --           --
   From net realized gain on
    investments.............    (4,535,116)           --    (11,544,148)   (1,470,567)         --
   In excess of net realized
    gain on investments.....    (1,856,161)           --            --            --           --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....    55,363,423    (20,500,537)   41,153,647    11,217,711    6,339,890
                              ------------   ------------  ------------  ------------  -----------
  Net increase (decrease) in
   net assets...............    78,073,899    (46,136,680)   85,644,275    17,796,503    6,535,450
  NET ASSETS:
   Beginning of period......   126,815,138     89,944,997   121,991,499    70,899,859          --
                              ------------   ------------  ------------  ------------  -----------
   End of year (2)..........  $204,889,037   $ 43,808,317  $207,635,774  $ 88,696,362  $ 6,535,450
                              ============   ============  ============  ============  ===========
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $   (526,577)  $   (406,289) $   (201,032) $    447,256  $    20,788
                              ============   ============  ============  ============  ===========

 --------
* Emerging Markets Fund commenced operations on January 2, 1998.
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period.

                           Net Asset    Net      Net Realized             Dividends    Dividends    Distributions
                            Value,   Investment and Unrealized Total From  From Net   in Excess of     From Net
                           Beginning   Income   Gain (Loss) on Investment Investment Net Investment Realized Gain
                           of Period   (Loss)    Investments   Operations   Income       Income     on Investments
                           --------- ---------- -------------- ---------- ---------- -------------- --------------
  INTERNATIONAL FUND -- (7/21/87*)
   Year Ended March 31,
   1995...................  $10.44     $0.10        $(0.29)      $(0.19)       --        $(0.11)        $(0.32)
   1996...................    9.82      0.10          1.15         1.25     $(0.08)       (0.01)         (0.07)
   1997...................   10.91      0.09          0.63         0.72      (0.10)         --           (0.19)
   1998...................   11.34      0.04          2.11         2.15      (0.02)       (0.04)         (0.31)
   1999...................   13.00      0.01         (0.42)       (0.41)     (0.03)       (0.04)           --
  PACIFIC/ASIA FUND -- (12/31/92*)
   Year Ended March 31,
   1995...................  $10.04     $0.08        $(0.58)      $(0.50)    $(0.03)      $(0.23)        $(0.83)
   1996...................    8.45      0.12          1.33         1.45      (0.09)       (0.01)         (0.02)
   1997...................    9.78      0.07         (0.53)       (0.46)     (0.07)         --           (0.16)
   1998...................    9.09      0.01         (2.52)       (2.51)     (0.01)       (0.05)           --
   1999...................    6.52       -- #         0.29         0.29      (0.09)       (0.11)           --
  PAN EUROPEAN FUND -- (12/31/92*)
   Year Ended March 31,
   1995...................  $ 8.03     $0.09        $ 0.25       $ 0.34     $(0.09)         --          $(0.09)
   1996...................    8.19      0.11          1.35         1.46      (0.10)         --           (0.36)
   1997...................    9.19      0.11          2.01         2.12      (0.10)         --           (0.27)
   1998...................   10.94     (0.01)         4.01         4.00        --           --           (0.81)
   1999...................   14.13       -- ++       (1.26)       (1.26)       --           --           (0.48)
  LATIN AMERICA FUND -- (12/31/92*)
   Year Ended March 31,
   1995...................  $ 9.30     $0.01        $(2.56)      $(2.55)       --        $(0.17)           --
   1996...................    5.86      0.10          1.49         1.59     $(0.04)       (0.04)           --
   1997...................    7.37      0.05          2.09         2.14      (0.05)         --             --
   1998...................    9.46      0.10          1.22         1.32      (0.02)         --          $(0.16)
   1999...................   10.60      0.21         (5.29)       (5.08)     (0.18)         --             --
  EMERGING MARKETS FUND -- (01/02/98*)
   Period Ended March 31,
    1998..................  $ 7.00       -- ++         -- ++        -- ++      --           --             --
   Year Ended March 31,
    1999..................    7.00     $0.07        $(2.95)      $(2.88)    $(0.08)         --             --

  * Commencement of operations
 ** Annualized
*** Not Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.
  @ The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
  # For comparative purposes per share amounts for the year ended March 31,
    1999 are based on average shares outstanding.
                       See Notes to Financial Statements

  Distributions                                                      Ratio        Ratio        Ratio
    in Excess                                                        of Net     of Gross      of Net
     of Net                                            Net Assets, Operating    Operating   Investment
    Realized                    Net Asset                End of     Expenses    Expenses   Income (Loss) Portfolio   Fee
     Gain on          Total     Value, End Total         Period    to Average  to Average   to Average   Turnover  Waivers
   Investments    Distributions of Period  Return         (000)    Net Assets  Net Assets+  Net Assets     Rate    (Note 2)
  -------------   ------------- ---------- ------      ----------- ----------  ----------- ------------- --------- --------
        --           $(0.43)      $ 9.82    (1.93)%     $ 64,052      1.47%       1.53%         0.71 %      66%     $0.01
        --            (0.16)       10.91    12.77 %       97,850      1.40%       1.50%         0.82 %      39%      0.01
        --            (0.29)       11.34     6.78 %      126,815      1.43%       1.51%         0.70 %     116%      0.01
     $(0.12)          (0.49)       13.00    19.42 %      204,889      1.44%       1.52%         0.32 %      37%      0.01
        --            (0.07)       12.52    (3.18)%      202,083      1.42%       1.52%         0.11 %      50%      0.01
        --           $(1.09)      $ 8.45    (5.89)%     $ 47,617      1.47%       1.52%         0.85 %      69%     $0.01
        --            (0.12)        9.78    17.22 %       76,192      1.43%       1.51%         1.12 %      29%      0.01
        --            (0.23)        9.09    (4.80)%       89,945      1.45%       1.52%         0.69 %     126%      0.01
        --            (0.06)        6.52   (27.56)%       43,808      1.48%       1.57%         0.22 %      52%      0.01
        --            (0.20)        6.61     5.14 %       28,008      1.55%       1.64%         0.01 %      78%      0.01
        --           $(0.18)      $ 8.19     4.33 %     $ 39,977      1.51%       1.57%         1.11 %      47%       --
        --            (0.46)        9.19    18.25 %       47,916      1.46%       1.55%         1.28 %      42%     $0.01
        --            (0.37)       10.94    23.76 %      121,991      1.45%       1.52%         1.23 %      82%      0.01
        --            (0.81)       14.13    38.02 %      207,636      1.43%       1.50%        (0.13)%      40%      0.01
        --            (0.48)       12.39    (8.84)%      157,836      1.43%       1.50%         0.04 %      46%      0.01
     $(0.72)         $(0.89)      $ 5.86   (30.47)%     $ 27,344      1.50%       1.57%         0.06 %      69%     $0.01
        --            (0.08)        7.37    27.29 %       43,160      1.48%       1.57%         1.12 %      54%      0.01
        --            (0.05)        9.46    29.09 %       70,900      1.48%       1.56%         0.50 %      73%      0.01
        --            (0.18)       10.60    14.05 %       88,696      1.50%       1.60%         0.88 %      77%      0.01
      (0.57)          (0.75)        4.77   (47.19)%       14,183      1.55%       1.66%         1.63 %      29%      0.01
        --              --        $ 7.00    (0.14)%***  $  6,535      1.85%**@    2.74%**       2.33 %**    --        --
        --           $(0.08)        4.04   (41.21)%        5,411      1.65%       2.48%         1.93 %      73%     $0.03

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
International Fund




                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 98.24%
           JAPAN -- 17.29%
       452 DDI Corp. ............................................   $  2,138,199
    17,000 Don Quijote Co., Ltd. ................................      3,791,181
   200,900 Meitec Corp. .........................................      5,854,916
    25,000 NIDEC Corp. ..........................................      3,083,291
    26,600 Nintendo Co., Ltd. ...................................      2,296,435
       919 NTT Data Corp. .......................................      7,111,032
    56,800 +Nu Skin Enterprises, Inc., Class A...................      1,299,300
    23,900 Rohm Co. .............................................      2,856,775
    46,800 Sony Corp. ...........................................      4,328,941
    70,000 Taisho Pharmaceutical Co., Ltd. ......................      2,187,870
                                                                    ------------
                                                                      34,947,940
                                                                    ------------
           FRANCE -- 13.04%
    44,242 Axa...................................................      5,874,059
     5,099 Carrefour S.A. .......................................      3,936,302
   111,230 Dassault Systemes S.A. ...............................      4,124,975
    36,612 Elf Aquitaine S.A. ...................................      4,979,770
     2,400 L'OREAL...............................................      1,520,597
    21,388 Total S.A., Class B...................................      2,638,524
    13,300 Vivendi...............................................      3,277,187
                                                                    ------------
                                                                      26,351,414
                                                                    ------------
           UNITED KINGDOM & POSSESSIONS -- 8.87%
   574,254 Airtours plc..........................................      4,173,357
    76,800 Glaxo Wellcome plc....................................      2,571,163
   140,553 Granada Group plc.....................................      2,848,741
   186,300 Serco Group plc.......................................      4,392,732
   890,592 Siebe plc.............................................      3,930,140
                                                                    ------------
                                                                      17,916,133
                                                                    ------------
           ITALY -- 8.66%
   259,700 Autogrill S.p.A. .....................................      2,569,202
   409,925 Edison S.p.A. ........................................      3,780,582
   413,500 Telecom Italia S.p.A. ................................      4,399,221
   785,332 Telecom Italia Mobile S.p.A. .........................      3,039,776
   686,100 Unicredito Italiano S.p.A. ...........................      3,709,050
                                                                    ------------
                                                                      17,497,831
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           GERMANY -- 8.14%
    10,650 GEA AG................................................   $    241,810
    54,750 Mannesmann AG.........................................      6,801,573
    62,800 Metro AG..............................................      3,992,475
    12,219 SAP AG................................................      3,520,774
    28,825 Siemens AG............................................      1,894,864
                                                                    ------------
                                                                      16,451,496
                                                                    ------------
           SWITZERLAND -- 6.45%
       134 Lindt & Spruengli AG..................................      3,812,233
     1,411 Novartis AG (Registered)..............................      2,294,799
       566 Roche Holding AG......................................      6,920,206
                                                                    ------------
                                                                      13,027,238
                                                                    ------------
           NETHERLANDS -- 6.24%
   104,180 ING Groep N.V.........................................      5,750,232
    38,344 +STMicroelectronics N.V. .............................      3,812,013
    16,791 Wolters Kluwer N.V. ..................................      3,049,938
                                                                    ------------
                                                                      12,612,183
                                                                    ------------
           AUSTRALIA -- 4.42%
   236,226 Brambles Industries Ltd. .............................      6,006,266
   152,740 Lend Lease Corp., Ltd. ...............................      1,946,477
 1,394,800 +LibertyOne Ltd. .....................................        973,195
                                                                    ------------
                                                                       8,925,938
                                                                    ------------
           SINGAPORE -- 3.89%
 2,729,507 Datacraft Asia Ltd. ..................................      6,387,046
   539,000 Natsteel Electronics Ltd. ............................      1,473,548
                                                                    ------------
                                                                       7,860,594
                                                                    ------------
           SWEDEN -- 3.51%
   149,656 Celsius AB, Series B..................................      2,463,038
   190,200 Telefonaktiebolaget LM Ericsson, Class B..............      4,637,497
                                                                    ------------
                                                                       7,100,535
                                                                    ------------
           CANADA -- 3.30%
   168,400 Bombardier Inc., Class B..............................      2,218,436
   111,650 +CGI Group, Inc. .....................................      2,426,691
    32,383 Northern Telecom Ltd. ................................      2,020,177
                                                                    ------------
                                                                       6,665,304
                                                                    ------------
           IRELAND -- 2.82%
   374,300 Irish Permanent plc...................................      5,706,163
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
International Fund -- (continued)




                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           THAILAND -- 2.41%
 1,017,456 +Banpu Public Co., Ltd. (Registered)..................   $  1,226,749
   630,400 BEC World Public Co., Ltd. (Foreign)..................      3,057,096
   425,900 Dhipaya Insurance Public Co., Ltd. ...................        473,789
    38,500 +Sermsuk Public Co., Ltd.
           (Foreign).............................................        104,636
                                                                    ------------
                                                                       4,862,270
                                                                    ------------
           SPAIN -- 2.39%
   323,495 Banco Bilbao Vizcaya S.A. (Registered)................      4,826,717
                                                                    ------------
           PORTUGAL -- 2.04%
   136,377 Banco Comercial Portugues S.A. .......................      4,128,615
                                                                    ------------
           HONG KONG -- 1.24%
   816,600 Dairy Farm International Holdings Ltd. ...............        947,256
 4,040,720 +Hengan International Group Co., Ltd. ................      1,564,352
                                                                    ------------
                                                                       2,511,608
                                                                    ------------
           ISRAEL -- 0.96%
    32,500 +Gilat Satellite Networks Ltd. .......................      1,950,000
                                                                    ------------
           ARGENTINA -- 0.89%
    57,028 YPF S.A. ADR..........................................      1,799,946
                                                                    ------------
           SOUTH KOREA -- 0.71%
     7,600 S1 Corp. .............................................      1,438,173
                                                                    ------------
           CHILE -- 0.59%
    40,280 Vina Concha Y Toro S.A. ADR...........................      1,183,225
                                                                    ------------
           HUNGARY -- 0.28%
    17,280 Gedeon Richter Rt. GDR (Registered)...................        568,080
                                                                    ------------
           INDIA -- 0.10%
     3,660 Housing Development Finance Corp., Ltd. ..............        197,044
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $165,256,094)...................................    198,528,447
                                                                    ------------

  No. of                                                               Value
 Warrants                                                             (Note 1)
 --------                                                           ------------

 WARRANTS -- 0.82%
           PHILIPPINES -- 0.82%
 3,287,000 +QueenBee Restaurants --
           Jollibee Foods Corp., expiring 03/24/03 at $19.25
           (Cost $1,255,423).....................................   $  1,660,531
                                                                    ------------
 Principal
  Amount
 ---------
 CONVERTIBLE BONDS -- 0.21%
           PORTUGAL -- 0.21%
 $   3,800 Banco Comercial Portugues S.A., Series A (Preferred)
           8.00%, 12/31/2049
           (Cost $443,004).......................................        425,600
                                                                    ------------
 DEMAND NOTES -- 0.10%
           UNITED STATES -- 0.10%
   199,000 General Electric Co.
           Promissory Notes
           (Cost $199,000).......................................        199,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $167,153,521*)......................................  99.37% $200,813,578
OTHER ASSETS & LIABILITIES (NET)..........................   0.63     1,269,656
                                                           ------  ------------
NET ASSETS................................................ 100.00% $202,083,234
                                                           ======  ============

--------
*-- For Federal income tax purposes, the tax basis of investments aggregates
     $167,737,787.
+-- Non-income producing
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
International Fund -- (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

  Under the terms of forward foreign currency contracts open at 3/31/99, the International Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                Currency          In                                  Net
                   to          Exchange   Settlement               Unrealized
                 Deliver          For        Date       Value    (Depreciation)
            ----------------- ----------- ---------- ----------- --------------
Sales...... JPY 1,301,867,800 $10,998,106   6/3/99   $11,091,843   $(93,737)

--------
JPY -- Japanese Yen

  At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:

                                                            % of
                                                            Net       Market
  Sector Diversification                                   Assets     Value
  ----------------------                                   ------  ------------
  Technology..............................................  22.25% $ 44,969,887
  Consumer Cyclical.......................................  22.18    44,813,967
  Financial...............................................  16.35    33,037,746
  Consumer Staples........................................  13.94    28,163,234
  Energy..................................................   6.53    13,198,822
  Transportation..........................................   6.23    12,594,279
  Capital Goods...........................................   4.50     9,102,191
  Raw / Intermediate Materials............................   4.03     8,146,955
  Utilities...............................................   3.26     6,587,497
  Demand Notes............................................   0.10       199,000
                                                           ------  ------------
  Total Investments.......................................  99.37% $200,813,578
  Other Assets and Liabilities (Net)......................   0.63     1,269,656
                                                           ------  ------------
  Net Assets.............................................. 100.00% $202,083,234
                                                           ======  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Pacific/Asia Fund




                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- 94.53%
            JAPAN -- 42.60%
     15,250 AFLAC, Inc. ..........................................   $   830,172
     51,000 Arisawa Mfg. Co., Ltd. ...............................       626,837
        200 DDI Corp. ............................................       946,106
      4,300 Don Quijote Co., Ltd. ................................       958,946
     19,600 Meitec Corp. .........................................       571,211
     26,000 Miura Co., Ltd. ......................................       388,748
      8,300 NIDEC Corp. ..........................................     1,023,653
      9,000 Nintendo Co., Ltd. ...................................       776,989
        118 NTT Data Corp. .......................................       913,060
     15,300 +Nu Skin Enterprises, Inc., Class A...................       349,987
      5,000 Rohm Co. .............................................       597,652
      5,200 Ryohin Keikaku Co., Ltd. .............................       825,815
      5,500 Sony Corp. ...........................................       508,743
     20,000 Taisho Pharmaceutical Co., Ltd. ......................       625,106
     40,400 Terumo Corp. .........................................       807,113
      5,500 Trend Micro, Inc. ....................................       631,863
     47,500 Wacoal Corp. .........................................       549,312
                                                                     -----------
                                                                      11,931,313
                                                                     -----------
            SINGAPORE -- 12.80%
    504,000 Dairy Farm International Holdings Ltd. ...............       584,640
    545,867 Datacraft Asia Ltd. ..................................     1,277,329
    207,600 Natsteel Electronics Ltd. ............................       567,548
    751,000 Singapore Bus Services Ltd. ..........................       817,770
    332,800 Want Want Holdings Ltd. ..............................       336,128
                                                                     -----------
                                                                       3,583,415
                                                                     -----------
            HONG KONG -- 12.50%
  1,931,000 Cafe de Coral Holdings, Ltd. .........................       541,996
     12,000 +China Telecom (Hong Kong)
            Ltd. ADR..............................................       400,500
  2,883,000 +Hengan International Group Co., Ltd.  ...............     1,116,144
    912,000 Kingmaker Footwear Holdings, Ltd. ....................       110,631
    240,900 Varitronix International Ltd. ........................       376,163
  5,738,000 Yanzhou Coal Mining Co., Ltd. ........................       955,223
                                                                     -----------
                                                                       3,500,657
                                                                     -----------
            AUSTRALIA -- 7.25%
     46,662 Brambles Industries Ltd. .............................     1,186,425
     30,086 Lend Lease Corp., Ltd. ...............................       383,408
    662,100 +LibertyOne Ltd.  ....................................       461,967
                                                                     -----------
                                                                       2,031,800
                                                                     -----------

                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            SOUTH KOREA -- 5.98%
      4,200 Dae Duck Electronics Co. .............................   $   313,116
     45,850 Medison Co., Ltd.  ...................................       463,736
      4,742 S1 Corp. .............................................       897,335
                                                                     -----------
                                                                       1,674,187
                                                                     -----------
            THAILAND -- 5.04%
    260,134 +Banpu Public Co., Ltd. (Registered)..................       313,644
    109,100 BEC World Public Co., Ltd. (Foreign)..................       529,076
    211,300 Matichon Public Co., Ltd. (Foreign)...................       249,135
     70,700 +Sermsuk Public Co., Ltd. (Foreign)...................       192,150
     79,500 Thai Reinsurance Public Co., Ltd. (Foreign)...........       127,098
                                                                     -----------
                                                                       1,411,103
                                                                     -----------
            NEW ZEALAND -- 3.31%
    813,400 Restaurant Brands New Zealand Ltd. ...................       609,122
     65,231 Telecom Corp. of New Zealand Ltd. ....................       318,216
                                                                     -----------
                                                                         927,338
                                                                     -----------
            PHILIPPINES -- 2.54%
    130,530 Manila Electric Co., Class B..........................       432,845
    414,200 SPI Technologies, Inc. ...............................       278,995
                                                                     -----------
                                                                         711,840
                                                                     -----------
            INDIA -- 2.51%
     39,400 Bharat Heavy Electricals Ltd. ........................       220,956
     26,100 +Bharat Heavy Electricals Ltd. (DEMAT Share)..........       146,370
     13,300 Hero Honda Motors Ltd. ...............................       274,872
      1,140 Housing Development Finance Corp., Ltd. ..............        61,374
                                                                     -----------
                                                                         703,572
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $25,858,667)....................................    26,475,225
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Pacific/Asia Fund -- (continued)


   No. of                                                               Value
  Warrants                                                            (Note 1)
 ----------                                                          -----------

 WARRANTS -- 1.69%
            PHILIPPINES -- 1.69%
    935,300 +QueenBee Restaurants --
            Jollibee Foods Corp., expiring 03/24/03 at $19.25
            (Cost $402,360).......................................   $   472,496
                                                                     -----------

 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 U.S. GOVERNMENT OBLIGATIONS -- 17.55%
 $4,917,000 U.S. Treasury Bill, 4.60%, 04/01/1999
            (Cost $4,917,000).....................................   $ 4,917,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $31,178,027*)........................................ 113.77% $31,864,721
OTHER ASSETS & LIABILITIES (NET)........................... (13.77)  (3,857,141)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $28,007,580
                                                            ======  ===========

--------
*--For Federal income tax purposes, the tax basis of investments aggregates
    $31,244,342.
+--Non-income producing
ADR--American Depositary Receipt
FORWARD FOREIGN CURRENCY CONTRACTS

  Under the terms of forward foreign currency contracts open at 3/31/99, the Pacific/Asia Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                   Currency         In                                Net
                      to         Exchange  Settlement              Unrealized
                    Deliver        For        Date      Value    (Depreciation)
                --------------- ---------- ---------- ---------- --------------
Sales.......... JPY 399,315,000 $3,373,391   6/3/99   $3,402,142   $(28,751)

--------
JPY -- Japanese Yen

   At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification                                    Assets     Value
  ----------------------                                    ------  -----------
  Technology...............................................  26.76% $ 7,494,748
  Consumer Cyclical........................................  23.92    6,698,903
  Consumer Staples.........................................  19.03    5,330,254
  U.S. Treasury Obligations................................  17.55    4,917,000
  Transportation...........................................   8.14    2,279,067
  Utilities................................................   7.49    2,097,667
  Financial................................................   5.01    1,402,052
  Raw/Intermediate Materials...............................   4.53    1,268,867
  Capital Goods............................................   1.34      376,163
                                                            ------  -----------
  Total Investments........................................ 113.77% $31,864,721
  Other Assets and Liabilities (Net)....................... (13.77)  (3,857,141)
                                                            ------  -----------
  Net Assets............................................... 100.00% $28,007,580
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Pan European Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 98.49%
         FRANCE -- 19.19%
  43,189 Axa.....................................................   $  5,734,251
   6,963 Carrefour S.A. .........................................      5,375,264
  85,580 Dassault Systemes S.A. .................................      3,173,742
  35,342 Elf Aquitaine S.A. .....................................      4,807,032
   5,320 L'OREAL.................................................      3,370,656
  28,473 Total S.A., Class B.....................................      3,512,563
  17,500 Vivendi.................................................      4,312,088
                                                                    ------------
                                                                      30,285,596
                                                                    ------------
         UNITED KINGDOM & POSSESSIONS -- 16.12%
 590,950 Airtours plc............................................      4,294,695
 504,000 Capita Group plc........................................      5,827,907
  62,300 Glaxo Wellcome plc......................................      2,085,722
 138,233 Granada Group plc.......................................      2,801,719
 260,800 Serco Group plc.........................................      6,149,354
 969,096 Siebe plc...............................................      4,276,574
                                                                    ------------
                                                                      25,435,971
                                                                    ------------
         ITALY -- 12.51%
 325,900 Autogrill S.p.A. .......................................      3,224,116
 324,100 Edison S.p.A. ..........................................      2,989,051
 699,800 Telecom Italia S.p.A. ..................................      7,445,164
 635,440 Telecom Italia Mobile S.p.A. ...........................      2,459,590
 669,800 Unicredito Italiano S.p.A. .............................      3,620,932
                                                                    ------------
                                                                      19,738,853
                                                                    ------------
         GERMANY -- 12.16%
   4,680 GEA AG..................................................        106,260
  52,660 Mannesmann AG...........................................      6,541,933
  64,700 Metro AG................................................      4,113,266
  12,180 SAP AG..................................................      3,509,536
   6,646 Sartorius AG............................................      1,415,572
   6,534 Sartorius AG -- VORZUG..................................      1,334,493
  33,080 Siemens AG..............................................      2,174,575
                                                                    ------------
                                                                      19,195,635
                                                                    ------------
         NETHERLANDS -- 7.93%
  94,473 ING Groep N.V. .........................................      5,214,452
  35,150 +STMicroelectronics N.V. ...............................      3,494,478
  20,919 Wolters Kluwer N.V. ....................................      3,799,754
                                                                    ------------
                                                                      12,508,684
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- (continued)
             SWITZERLAND -- 7.12%
         114 Lindt & Spruengli AG................................   $  3,243,243
       1,373 Novartis AG (Registered)............................      2,232,997
         471 Roche Holding AG....................................      5,758,687
                                                                    ------------
                                                                      11,234,927
                                                                    ------------
             SWEDEN -- 5.74%
     267,311 Celsius AB, Series B................................      4,399,403
     191,450 Telefonaktiebolaget LM Ericsson, Class B............      4,667,975
                                                                    ------------
                                                                       9,067,378
                                                                    ------------
             IRELAND -- 5.52%
     201,636 Irish Continental Group plc.........................      2,517,997
     406,600 Irish Permanent plc.................................      6,198,573
                                                                    ------------
                                                                       8,716,570
                                                                    ------------
             SPAIN -- 3.95%
     312,100 Banco Bilbao Vizcaya S.A.
             (Registered)........................................      4,656,698
     145,025 Prosegur Cia de Seguridad S.A.
             (Registered)........................................      1,575,847
                                                                    ------------
                                                                       6,232,545
                                                                    ------------
             PORTUGAL -- 3.71%
     193,474 Banco Comercial Portugues S.A. .....................      5,857,143
                                                                    ------------
             CROATIA -- 1.34%
     103,850 ++Pliva d.d. GDR....................................      1,562,943
      36,900 Pliva d.d. GDR (Registered).........................        555,345
                                                                    ------------
                                                                       2,118,288
                                                                    ------------
             FINLAND -- 1.29%
      12,640 Nokia Oyj, Class A..................................      2,037,652
                                                                    ------------
             POLAND -- 0.99%
     146,700 Elektrim Spolka Akcyjna S.A. .......................      1,562,594
                                                                    ------------
             TURKEY -- 0.92%
 270,500,000 Global Menkul Degerler A.S. ........................        450,168
 140,670,034 +Medya Holding......................................        443,665
  32,566,875 Turk Sise ve Cam
             Fabrikalari A.S. ...................................        559,463
                                                                    ------------
                                                                       1,453,296
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $129,084,848).................................    155,445,132
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Pan European Fund -- (continued)

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 PREFERRED STOCKS -- 1.45%
         PORTUGAL -- 1.45%
 212,200 Lusomundo S.A.
         (Cost $2,525,995).......................................   $  2,294,302
                                                                    ------------

TOTAL INVESTMENTS
(Cost $131,610,843*)......................................  99.94% $157,739,434
OTHER ASSETS & LIABILITIES (NET)..........................   0.06        96,366
                                                           ------  ------------
NET ASSETS................................................ 100.00% $157,835,800
                                                           ======  ============

--------
*-- Aggregate cost for Federal tax and book purposes.
+-- Non-income producing
++-- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999 these securities amounted to $1,562,943 or 0.99% of net assets.
GDR-- Global Depositary Receipt
   At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:

                                                            % of
                                                            Net       Market
  Sector Diversification                                   Assets     Value
  ----------------------                                   ------  ------------
  Consumer Cyclical.......................................  33.49% $ 52,853,659
  Financial...............................................  20.11    31,732,218
  Consumer Staples........................................  18.80    29,677,062
  Technology..............................................  10.36    16,357,447
  Energy..................................................   5.27     8,319,594
  Holding Company Diversified.............................   4.88     7,709,290
  Capital Goods...........................................   4.18     6,592,922
  Utilities...............................................   2.85     4,497,242
                                                           ------  ------------
  Total Investments.......................................  99.94% $157,739,434
  Other Assets and Liabilities (Net)......................   0.06        96,366
                                                           ------  ------------
  Net Assets.............................................. 100.00% $157,835,800
                                                           ======  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Latin America Fund




                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- 67.08%
             MEXICO -- 41.47%
   1,280,800 +Biper S.A. de C.V., Series B.......................   $   210,100
     171,982 Cemex S.A., CPO.....................................       702,576
     340,300 +Cifra S.A. de C.V., Series V.......................       534,604
     100,743 +Corporacion GEO S.A., Class B......................       293,436
      96,300 Corporacion Moctezuma S.A. de C.V., Series B2.......       105,110
      12,718 Fomento Economico Mexicano S.A. de C.V. ADR.........       393,463
     111,100 Grupo Continental S.A. .............................       315,426
     431,100 Grupo Elektra S.A. de C.V. CPO......................       282,867
     199,700 +Grupo Financiero Banamex Accival S.A. de C.V. Class
             B...................................................       432,578
     195,900 Grupo Modelo S.A. de C.V.
             Series C............................................       502,625
      40,200 +Grupo Televisa S.A. CPO............................       636,183
     105,300 Industrias Penoles S.A. ............................       328,855
     150,900 Organizacion Soriana S.A. de C.V., Series B.........       522,041
       9,500 Telefonos de Mexico S.A. ADR, Class L...............       622,250
                                                                    -----------
                                                                      5,882,114
                                                                    -----------
             BRAZIL -- 12.41%
      51,000 Cia Vale do Rio Doce................................       545,789
      75,100 Copel ADR...........................................       563,250
 138,411,400 +Tele Celular Sul
             Participacoes S.A. .................................       209,641
      22,900 Unibanco GDR........................................       440,825
                                                                    -----------
                                                                      1,759,505
                                                                    -----------
             ARGENTINA -- 7.16%
      15,200 Banco de Galicia y Buenos Aires S.A. de C.V. ADR....       244,150
      11,300 Telefonica de Argentina S.A.
             ADR.................................................       341,825
      13,583 YPF S.A. ADR........................................       428,713
                                                                    -----------
                                                                      1,014,688
                                                                    -----------
             CHILE -- 4.90%
      14,900 Cia de Telecomunicaciones de Chile S.A. ADR.........       351,081
      11,719 Vina Concha y Toro S.A. ADR.........................       344,246
                                                                    -----------
                                                                        695,327
                                                                    -----------
             PERU -- 1.14%
      91,894 Minsur S.A. ........................................       161,630
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $10,637,861)..................................     9,513,264
                                                                    -----------

                                                                        Value
   Shares                                                             (Note 1)
 -----------                                                         -----------

 PREFERRED STOCKS -- 20.98%
             BRAZIL -- 20.98%
   6,300,000 Banco do Estado de
             Sao Paulo S.A. ......................................   $   287,368
  18,989,874 CEMIG................................................       425,884
 137,716,300 Coelce...............................................       346,304
  25,100,000 +Embratel Participacoes S.A. ........................       422,884
  39,211,200 Gerdau S.A. .........................................       405,870
  28,610,000 +Tele Celular Sul Participacoes S.A. ................        57,555
  28,300,000 +Tele Centro Sul Participacoes S.A. .................       264,630
  21,100,000 +Tele Norte Leste Participacoes S.A. ................       323,286
  21,079,400 +Telesp Participacoes S.A. ..........................       442,544
                                                                     -----------
             TOTAL PREFERRED STOCKS
             (Cost $3,473,071)....................................     2,976,325
                                                                     -----------
  Principal
   Amount
 -----------
 CONVERTIBLE BONDS -- 0.00%
             BRAZIL -- 0.00%
     $45,600 Cia Vale do Rio Doce Zero Coupon, 07/01/06
             (Cost $0)............................................           --
                                                                     -----------
 DEMAND NOTES -- 7.90%
             UNITED STATES -- 7.90%
     600,000 Associates Corp. of North America Master Notes.......       600,000
     520,000 General Electric Co. Promissory Notes................       520,000
                                                                     -----------
             TOTAL DEMAND NOTES
             (Cost $1,120,000)....................................     1,120,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $15,230,932*)........................................  95.96% $13,609,589
OTHER ASSETS & LIABILITIES (NET)...........................   4.04      573,102
                                                            ------  -----------
NET ASSETS................................................. 100.00% $14,182,691
                                                            ======  ===========

--------
*-- For Federal income tax purposes, the tax basis of investments aggregates
    $16,479,439.
+-- Non-income producing
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Latin America Fund -- (continued)
   At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification                                    Assets     Value
  ----------------------                                    ------  -----------
  Consumer Cyclical........................................  21.69% $ 3,076,817
  Utilities................................................  18.69    2,650,594
  Technology...............................................  13.61    1,930,639
  Consumer Staples.........................................  10.97    1,555,760
  Raw/Intermediate Materials...............................  10.17    1,442,144
  Financial................................................   9.91    1,404,922
  Demand Notes.............................................   7.90    1,120,000
  Energy...................................................   3.02      428,713
                                                            ------  -----------
  Total Investments........................................  95.96% $13,609,589
  Other Assets and Liabilities (Net).......................   4.04      573,102
                                                            ------  -----------
  Net Assets............................................... 100.00% $14,182,691
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Emerging Markets Fund




                                                                       Value
   Shares                                                            (Note 1)
 ----------                                                         -----------

 COMMON STOCKS -- 84.60%
            MEXICO -- 11.72%
     91,000 +Cifra S.A. de C.V., Series V........................   $   142,959
     41,000 Grupo Financiero Banamex Accival S.A. de C.V., Class
            B....................................................        88,812
     26,000 +Grupo Financiero Banamex Accival S.A. de C.V., Class
            O....................................................        56,319
      5,810 +Grupo Televisa S.A. GDR.............................       182,289
      2,500 Telefonos de Mexico S.A.,
            Class L ADR..........................................       163,750
                                                                    -----------
                                                                        634,129
                                                                    -----------
            SOUTH AFRICA -- 8.04%
        816 Edgars Stores Ltd. ..................................         4,214
     94,554 Metro Cash & Carry Ltd. .............................        73,678
      7,300 Nedcor Ltd. .........................................       163,065
     22,318 +South African Breweries plc.........................       193,833
                                                                    -----------
                                                                        434,790
                                                                    -----------
            SOUTH KOREA -- 7.86%
      1,217 S1 Corp. ............................................       230,297
     15,965 SK Telecom Co. Ltd. ADR..............................       194,573
                                                                    -----------
                                                                        424,870
                                                                    -----------
            INDIA -- 7.22%
     41,650 +The India Fund, Inc. ...............................       390,469
                                                                    -----------
            HONG KONG -- 7.18%
      3,600 +China Telecom (Hong Kong) Ltd. ADR..................       120,150
     53,000 Citic Pacific Ltd. ..................................       111,485
    405,000 +Hengan International Group Co., Ltd. ...............       156,795
                                                                    -----------
                                                                        388,430
                                                                    -----------
            GREECE -- 5.86%
      2,200 Alpha Credit Bank....................................       146,569
      7,000 Hellenic Telecommunications Organization S.A. .......       170,440
                                                                    -----------
                                                                        317,009
                                                                    -----------
            TURKEY -- 5.74%
     41,000 ++Akbank T.A.S. ADR..................................       259,325
 30,750,000 Global Menkul Degerler A.S. .........................        51,174
                                                                    -----------
                                                                        310,499
                                                                    -----------

                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            CHILE -- 4.18%
      5,100 Cia de Telecomunicaciones de Chile S.A. ADR...........   $   120,169
      3,616 Vina Concha Y Toro S.A. ADR...........................       106,220
                                                                     -----------
                                                                         226,389
                                                                     -----------
            ARGENTINA -- 3.62%
      3,300 Telefonica de Argentina S.A. ADR......................        99,825
      3,040 YPF S.A. ADR..........................................        95,950
                                                                     -----------
                                                                         195,775
                                                                     -----------
            BRAZIL -- 3.43%
     12,990 Cia Vale do Rio Doce..................................       139,016
  5,510,000 +Embratel Participacoes S.A. .........................        46,690
                                                                     -----------
                                                                         185,706
                                                                     -----------
            THAILAND -- 3.28%
     30,500 BEC World Public Co., Ltd.
            (Foreign).............................................       147,909
     18,500 Thai Reinsurance Public Co., Ltd.
            (Foreign).............................................        29,576
                                                                     -----------
                                                                         177,485
                                                                     -----------
            CHINA -- 3.27%
  1,064,000 Yanzhou Coal Mining Co., Ltd., Class H................       177,127
                                                                     -----------
            HUNGARY -- 3.13%
      1,480 Matav Rt. ADR.........................................        39,590
      2,800 ++MOL Magyar Olaj-es Gazipari Rt. GDR.................        60,068
      1,800 OPT Bank Rt. .........................................        69,854
                                                                     -----------
                                                                         169,512
                                                                     -----------
            PERU -- 2.76%
     13,800 Cia de Minas Buenaventura S.A., Class B...............        93,438
     31,769 Minsur S.A. ..........................................        55,878
                                                                     -----------
                                                                         149,316
                                                                     -----------
            POLAND -- 2.48%
     12,600 Elektrim Spolka Akcyjna S.A. .........................       134,211
                                                                     -----------
            ISRAEL -- 2.09%
      1,900 +Gilat Satellite Networks Ltd. .......................       113,288
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Emerging Markets Fund -- (continued)




                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            CROATIA -- 1.53%
      5,150 Pliva d.d. GDR
            (Registered)..........................................   $    82,658
                                                                     -----------
            MALAYSIA -- 1.21%
     53,200 xO.Y.L. Industries Bhd. ..............................        65,692
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $4,822,019).....................................     4,577,355
                                                                     -----------
 PREFERRED STOCKS -- 12.67%
            BRAZIL -- 12.67%
  2,700,000 Banco do Estado de Sao Paulo S.A. ....................       123,158
 58,107,873 Coelce................................................       146,119
 19,396,000 Copel.................................................       146,775
  8,700,000 Embraer...............................................        91,070
  8,500,000 Telesp Participacoes S.A. ............................       178,450
                                                                     -----------
            TOTAL PREFERRED STOCKS
            (Cost $775,752).......................................       685,572
                                                                     -----------
   No. of
  Warrants
 ----------
 WARRANTS -- 2.13%
            PHILIPPINES -- 2.13%
    228,500 +QueenBee Restaurants --
            Jollibee Foods Corp., expiring 03/24/03 at $19.25
            (Cost $120,014).......................................       115,434
                                                                     -----------

 Principal                                                             Value
   Amount                                                             (Note 1)
 ----------                                                          ----------

 REPURCHASE AGREEMENT -- 7.91%
            UNITED STATES -- 7.91%
   $428,000 Agreement with Chase Securities, Inc. Government
            Dealership 4.65%, dated 03/31/99, due 04/01/99, to be
            repurchased at $428,055 collateralized by $425,000
            U.S. Treasury Notes 6.25%, due 08/31/02, valued at
            $430,306
            (Cost $428,000).......................................   $  428,000
                                                                     ----------

TOTAL INVESTMENTS
(Cost $6,145,785*).......................................... 107.31% $5,806,361
OTHER ASSETS & LIABILITIES (NET)............................  (7.31)   (395,581)
                                                             ------  ----------
NET ASSETS.................................................. 100.00% $5,410,780
                                                             ======  ==========

--------
*-- Aggregate cost for Federal tax and book purposes.
+-- Non-income producing
++-- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999 these securities amounted to $319,393 or 5.90% of net assets.
x-- Security is valued at fair value. See Note 1 to financial statements. ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Emerging Markets Fund -- (continued)

   At March 31, 1999, sector diversification of the Fund's investment portfolio was as follows:

                                                              % of
                                                              Net      Market
  Sector Diversification                                     Assets    Value
  ----------------------                                     ------  ----------
  Financial.................................................  18.26% $  987,854
  Technology................................................  16.02     866,489
  Utilities.................................................  15.65     847,058
  Consumer Cyclical.........................................  14.96     809,403
  Consumer Staples..........................................  12.54     678,434
  Raw/Intermediate Materials................................   8.60     465,459
  Repurchase Agreements.....................................   7.91     428,000
  Capital Goods.............................................   7.22     390,469
  Holding Company Diversified...............................   3.27     177,177
  Energy....................................................   2.88     156,018
                                                             ------  ----------
  Total Investments......................................... 107.31% $5,806,361
  Other Assets and Liabilities (Net)........................  (7.31)   (395,581)
                                                             ------  ----------
  Net Assets................................................ 100.00% $5,410,780
                                                             ======  ==========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Pacific/Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. are presented separately.

  (a) Portfolio valuation:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Repurchase Agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1999, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                              Expiration Date March
                                                       31,
                                              ----------------------
                                                 2006       2007        Total
                                              ---------- ----------- -----------
   International Fund........................        --  $ 2,133,000 $ 2,133,000
   Pacific/Asia Fund......................... $4,966,000  21,038,000  26,004,000
   Pan European Fund.........................        --          --          --
   Latin America Fund........................        --   13,841,000  13,841,000
   Emerging Markets Fund.....................        --      303,000     303,000

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Pan European Fund, Latin America Fund and Emerging Markets Fund incurred, and expect to defer, net currency losses of approximately $40,000, $249,000 and $39,000, respectively, for the year ended March 31, 1999. In addition, International Fund, Pacific/Asia Fund, Latin America Fund and Emerging Markets Fund incurred, and expect to defer, net capital losses of approximately $3,305,000, $3,171,000, $15,412,000 and $2,336,000, respectively, for the year ended March 31, 1999.

    At March 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                                                       Net
                                       Tax Basis     Tax Basis      Unrealized
                                       Unrealized    Unrealized    Appreciation
                                      Appreciation (Depreciation) (Depreciation)
                                      ------------ -------------- --------------
   International Fund................ $38,780,780   $(5,704,989)   $33,075,791
   Pacific/Asia Fund.................   4,201,609    (3,581,230)       620,379
   Pan European Fund.................  35,065,653    (8,937,062)    26,128,591
   Latin America Fund................     659,719    (3,529,569)    (2,869,850)
   Emerging Markets Fund.............     443,694      (783,118)      (339,424)

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions:

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1% of the average daily net assets of each of the International Fund, Pacific/Asia Fund, Pan European Fund and Latin America Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of
 .20% of the average daily net assets of each Portfolio. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:

   International Fund.................................................. $181,408
   Pacific/Asia Fund...................................................   23,819
   Pan European Fund...................................................  170,277
   Latin America Fund..................................................   34,676
   Emerging Markets Fund...............................................    5,007

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Pacific/Asia Fund, Pan European Fund and Latin America Fund to maintain an annual expense ratio of not more than 1.67% and for Emerging Markets Fund to maintain an annual expense ratio of not more than 1.65%. For the year ended March 31, 1999, U.S. Trust voluntarily waived investment advisory fees totaling $36,800 for Emerging Markets Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative services fees paid to affiliates of U.S. Trust amounted to $395,102 for the year ended March 31, 1999. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1999, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
   International Fund.................................  $203,778      $  379
   Pacific/Asia Fund..................................    26,291         274
   Pan European Fund..................................   142,822       4,522
   Latin America Fund.................................    40,751       1,386
   Emerging Markets Fund..............................    11,666         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the sponsor and distributor of Excelsior Fund.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. Purchases and Sales of Securities:

  For the year ended March 31, 1999, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                        Purchases      Sales
                                                       ------------ ------------
   International Fund................................. $111,709,153 $101,637,962
   Pacific/Asia Fund..................................   21,965,809   34,539,662
   Pan European Fund..................................   88,878,779  108,546,891
   Latin America Fund.................................   11,666,578   52,147,514
   Emerging Markets Fund..............................    5,866,082    3,803,029

4. Common Stock:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
26.375 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the International Fund and 500 million shares each of the Pacific/Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                          International Fund
                           ----------------------------------------------------
                                  Year Ended                 Year Ended
                                   03/31/99                   03/31/98
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
                           -----------  -------------  ----------  ------------
Sold.....................   15,653,287  $ 188,824,967   7,823,402  $ 94,783,126
Issued as reinvestment of
 dividends...............        7,975        102,649      64,967       759,358
Redeemed.................  (15,286,397)  (183,702,503) (3,307,934)  (40,179,061)
                           -----------  -------------  ----------  ------------
Net Increase.............      374,865  $   5,225,113   4,580,435  $ 55,363,423
                           ===========  =============  ==========  ============
                                           Pacific/Asia Fund
                           ----------------------------------------------------
                                  Year Ended                 Year Ended
                                   03/31/99                   03/31/98
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
                           -----------  -------------  ----------  ------------
Sold.....................    7,320,979  $  41,225,240   5,372,797  $ 42,386,787
Issued as reinvestment of
 dividends...............       14,626         77,077       4,692        29,609
Redeemed.................   (9,819,963)   (53,977,510) (8,555,731)  (62,916,933)
                           -----------  -------------  ----------  ------------
Net Decrease.............   (2,484,358) $ (12,675,193) (3,178,242) $(20,500,537)
                           ===========  =============  ==========  ============

                                          Pan European Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold......................  20,254,265  $267,588,363   7,208,623  $ 85,852,102
Issued as reinvestment of
 dividends................      71,063       861,284      73,319       865,174
Redeemed.................. (22,279,568) (290,910,879) (3,738,354)  (45,563,629)
                           -----------  ------------  ----------  ------------
Net Increase (Decrease)...  (1,954,240) $(22,461,232)  3,543,588  $ 41,153,647
                           ===========  ============  ==========  ============
                                          Latin America Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold......................   4,637,513  $ 29,862,001   5,336,432  $ 59,019,030
Issued as reinvestment of
 dividends................     103,826       468,733      18,526       193,175
Redeemed.................. (10,130,927)  (61,904,139) (4,486,834)  (47,994,494)
                           -----------  ------------  ----------  ------------
Net Increase (Decrease)...  (5,389,588) $(31,573,405)    868,124  $ 11,217,711
                           ===========  ============  ==========  ============
                                        Emerging Markets Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98*
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold......................     974,643  $  4,604,110     935,051  $  6,348,553
Issued as reinvestment of
 dividends................         124           534         --            --
Redeemed..................    (568,849)   (2,539,114)     (1,227)       (8,663)
                           -----------  ------------  ----------  ------------
Net Increase..............     405,918  $  2,065,530     933,824  $  6,339,890
                           ===========  ============  ==========  ============

--------
* For the period 01/02/98 (commencement of operations) through 03/31/98.

5. Organization Costs:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.

7. Year 2000 Risk (Unaudited):

  Like other investment companies, financial and business organizations and individuals around the world, the Portfolios could be affected adversely if the computer systems used by the investment managers and the Portfolios' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Portfolios' other service providers have informed the Excelsior Fund that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Portfolios at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Portfolios as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European, Latin America, and Emerging Markets Funds (the "Portfolios") (five of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1999, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  /s/Ernst & Young LLP
Boston, Massachusetts
May 7, 1999

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

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 1999, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                               Dividends     20%
                                               Received   Long-Term    Foreign
   Fund                                        Deduction Capital Gain Tax Credit
   ----                                        --------- ------------ ----------
   International Fund.........................    --             --    $300,000
   Pacific/Asia Fund..........................   0.06%           --      45,000
   Pan European Fund..........................   0.71%    $5,634,000    309,000
   Latin America Fund.........................    --       2,936,000     42,000
   Emerging Markets Fund......................    --             --      22,000

  In addition, for the year ended March 31, 1999, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  Foreign Source
   Fund                                                               Income
   ----                                                           --------------
   International Fund............................................   $2,513,000
   Pacific/Asia Fund.............................................      427,000
   Pan European Fund.............................................    2,890,000
   Latin America Fund............................................    1,296,000
   Emerging Markets Fund.........................................      198,000

  For the year ended March 31, 1999, the percentage of income earned from direct treasury obligations for the Emerging Markets Fund was 20.94%.


USTIEA399

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